EXHIBIT 10.14


                               SECURITY AGREEMENT

DEBTOR:  LIFEUSA HOLDING, INC.

SECURED PARTY:  ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Security Interest And Collateral. To secure the debt, liability or obligation of the Debtor to Secured Party evidenced by that certain Guaranty of even date herewith made by the Debtor in favor of the Secured Party (the "Guaranty"), and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called "Collateral"): the last $10,000,000 purchase of obligations of Secured Party pursuant to Section 2 of that certain Stock Purchase Agreement dated as of January 13, 1998, as amended (the "Purchase Agreement"), by and between Debtor and Secured Party, and Debtor hereby authorized Secured Party to retain such purchase price as of the date it is to be made for the purpose of perfecting Secured Party's security interest therein.

The Collateral shall include (i) all substitutions and replacements for and proceeds and products of any and all of the foregoing property, and (ii) all books, records, manuals, programs, software, systems and storage media relating to any of the foregoing property.

DEBTOR WARRANTS, REPRESENTS AND AGREES THAT:

         1. Title, Etc. Debtor has (or will have at the time it acquires rights in Collateral hereafter acquired or arising) and will maintain so long as the Security Interest remains outstanding, title to each item of Collateral (including the proceeds and products thereof), free and clear of all security interests, mortgages, liens or encumbrances ("Liens") except the Security Interest. Debtor will defend the Collateral against all claims or demands of all individuals, corporations or other entities ("Persons") (other than the Secured Party) claiming the Collateral or any interest therein. All costs of keeping the Collateral free of Liens prohibited by this Agreement will be borne and paid by Debtor. Debtor will not sell, lease or otherwise dispose of any Collateral.

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         2. Location. Debtor's chief place of business and chief executive office are located at its address indicated on the signature page hereof. Debtor will not permit any item of Collateral or any records pertaining thereto to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest.

         3. Further Assurance. Debtor will at any time or times hereafter execute such financing statements and other documents and instruments and perform such acts as the Secured Party may from time to time request to establish, maintain, perfect and enforce a valid security interest in the Collateral, and will pay all costs of filing and recording. Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request.

         4. Books, Records, Inspection. Debtor will keep accurate books, records and accounts with respect to the Collateral, and with respect to the general business of Debtor, and will make the same available to the Secured Party at its request for examination and inspection; and will permit any authorized representative of the Secured Party to examine and inspect, during normal business hours, any and all premises where the Collateral is or may be kept or located.

         5. Action by Secured Party. If Debtor at any time fails to perform or observe any of its obligations and agreements hereunder, the Secured Party shall have the authority, but shall not be obligated to perform or observe such agreement and to take any and all other actions which the Secured Party may deem necessary to cure or correct such failure (including without limitation, the payment of taxes, the satisfaction of Liens, the execution of financing statements and the indorsement of instruments). All sums so advanced or paid by the Secured Party shall be payable by Debtor on demand with interest at the highest lawful rate permitted under applicable law which shall not, in any event, exceed a per annum rate equal to 3% in excess of the rate then applicable to the Norwest Obligations, as such term is defined in the Guaranty.


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         6. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, shall fail to observe or perform any covenant or agreement herein binding on it or shall be in default under the Guaranty; (ii) any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; or (iii) Debtor or any other guarantor of any Obligation shall (A) be or become insolvent (however defined); or (B) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (C) if a corporation, partnership, or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; or (D) go out of business.

         7. Remedies. If any Event of Default shall have occurred and be continuing, and the Obligations remain due and owing for more than 30 days after such occurrence, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to dispose of any or all of the Collateral, and in connection therewith Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonably if given (in the manner specified in Section 9) at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. If any payments


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on any Collateral are received by Debtor after an Event of Default has occurred, such payments shall be held in trust by Debtor as the property of the Secured Party and shall not be commingled with any funds or property of Debtor and shall be forthwith remitted to the Secured Party for application on the Obligations.

         8. Costs and Expenses. Debtor will pay or reimburse the Secured Party on demand for all out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel and of any experts and agents) incurred by the Secured Party in connection with the protection, satisfaction, foreclosure or enforcement of the Security Interest and the enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by the Security Interest.

         9. Notices. Any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telefacsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telefacsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

         10. Termination of Security Interest. Upon payment in full of the Obligations or the irrevocable payment in full of the Norwest Debt, as such term is defined in the Guaranty, other than by payment by the Creditor under the Creditor Guaranty, as such term is defined in the Guaranty, and the expiration of any obligation of the Lender, as such term is defined in the Guaranty, to extend credit accommodations to the, the security granted hereunder shall terminate, all rights to the Collateral shall revert to the Debtor, and the Secured Party shall be obligated to complete its purchase obligation under
Section 2 of the Purchase Agreement to the extent that the Collateral has not been applied to the satisfaction of the Obligations pursuant to the terms of this Agreement. The Secured Party shall execute and


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deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

         11. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE MANDATORILY GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF MINNESOTA.

         12. Consent to Jurisdiction. AT THE OPTION OF THE SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY, MINNESOTA; AND THE DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

         13. Waiver of Jury Trial. EACH OF THE DEBTOR AND THE SECURED PARTY, BY ITS ACCEPTANCE OF THIS AGREEMENT, IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         14. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by the Secured Party. A waiver so signed shall be effective only in the specific instance and for the specific purpose given and shall not impair or effect the rights of the Secured Party or the provisions of this Agreement in any other respect at any other time. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns. This Agreement shall take effect when signed by Debtor and delivered to Secured Party. Debtor waives notice of the Secured Party's


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acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not effect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.


Executed as of December 22, 1998.


                                         DEBTOR

                                         LIFEUSA HOLDING, INC.

                                         By /s/ Mark A. Zesbaugh
                                            ------------------------------------

                                         Title CFO
                                               ---------------------------------


Address for Debtor:
Attention:  Mark A. Zesbaugh
300 South Highway 169, Suite 95
Minneapolis, Minnesota 55426

Telefacsimile No. 612-525-6102

Debtor Tax ID #41-1578384

Address for the Secured Party:
Allianz Life Insurance Company of North America
Attention:  Robert S. James
1750 Hennepin Avenue
Minneapolis, Minnesota 55403-2195

Telefacsimile Number: 612-337-6355


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